BLACKROCK FUNDS V

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

(each, a “Fund” and together, the “Funds”)

Supplement dated December 2, 2019 to the Summary Prospectuses and Prospectuses of the Funds, each dated January 28, 2019, as amended and supplemented to date

On November 15, 2019, the Board of Trustees of BlackRock Funds V approved the appointment of BlackRock International Limited as the sub-adviser of each Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to each Fund. The addition of BlackRock International Limited as the sub-adviser of each Fund is effective as of December 2, 2019.

The following changes are made to each Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of each Summary Prospectus of BlackRock High Yield Bond Portfolio entitled “Key Facts About BlackRock High Yield Bond Portfolio—Investment Manager” and the section of each Prospectus of BlackRock High Yield Bond Portfolio entitled “Fund Overview—Key Facts About BlackRock High Yield Bond Portfolio—Investment Manager” are amended to add the following:

The Fund’s sub-adviser is BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

The section of each Summary Prospectus of BlackRock Low Duration Bond Portfolio entitled “Key Facts About BlackRock Low Duration Bond Portfolio—Investment Manager” and the section of each Prospectus of BlackRock Low Duration Bond Portfolio entitled “Fund Overview—Key Facts About BlackRock Low Duration Bond Portfolio—Investment Manager” are amended to add the following:

The Fund’s sub-adviser is BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

The section of each Prospectus entitled “Management of the Funds—BlackRock” is supplemented as follows:

BlackRock International Limited, the sub-adviser to the High Yield Fund and the Low Duration Fund (the “Sub-Adviser”), is a registered investment adviser organized in 1995.

BlackRock has entered into a separate sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock, with respect to each of the High Yield Fund and the Low Duration Fund. Under each sub-advisory agreement, BlackRock pays the Sub-Adviser for services it provides for that portion of the High Yield Fund and Low Duration Fund for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement with respect to the High Yield Fund or Low Duration Fund, as applicable.

A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and the Sub-Adviser with respect to each of the High Yield Fund and the Low Duration Fund will be included in the Fund’s semi-annual shareholder report for the period ending March 31, 2020.

Shareholders should retain this Supplement for future reference.

ALLPRO-BD3-1219SUP